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                                                                    EXHIBIT 23.1


The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report dated February 10, 1999, with respect to the consolidated financial statements of Stewart Information Services Corporation as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




                                                    /s/ KPMG LLP

Houston, Texas
May 3, 1999
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

/s/ DOSHIER, PICKENS & FRANCIS, P.C.
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                                     /s/ JIM S. WALKER
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


/s/ FANCHER & COMPANY
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                /s/ M. TIMOTHY O'ROARK, CPA
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                /s/ GRANT BENNETT ACCOUNTANTS
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



/s/ JENNINGS, HAWLEY & CO., P.C.
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



                                               /s/ AARONSON, WHITE & COMPANY
                                               -----------------------------
                                               AARONSON, WHITE & COMPANY


Houston, TX
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                /s/ EDGAR, KIKER & CROSS
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April 12, 1999

The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in Registration Statement.


/s/ WILKERSON & ARTHUR, P.C.

Wilkerson & Arthur, P.C.
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



/s/ JESUS YEPEZ CPA
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The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


/s/ WILLIAMS & PEARCY

Williams & Pearcy, P.C.
Certified Public Accountants
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                            /s/ FLUSCHE, VAN BEVEREN, KILGORE PC
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The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



/s/ GRATZER, CLEM & COMPANY